UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the
Securities Exchange Act of 1934

Date of Report: December 14, 2011
(Date of earliest event reported)

Asure Software, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Asure Software, Inc. on December 14, 2011.  This Amendment is being filed to include the financial statements of W.G. Ross Corp., d/b/a Legiant and pro forma information listed below.

Item 9.01   Financial Statements and Exhibits

(a)		Financial statements of businesses acquired.

	(1)	Exhibit 99.1 - Audited Financial Statements for W.G. Ross Corp. as of and for the years ended December 31, 2009 and 2010 and the accompanying Report of Independent Auditors; and

	(2)	Exhibit 99.2 - Unaudited Financial Statements for W.G. Ross Corp. as of and for the nine months ended September 30, 2011 and 2010.

(b)
Pro forma financial information—Included herein as Exhibit 99.3 are the unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the pro forma condensed combined Statements of Operations for the twelve months ended December 31, 2010 and nine months ended September, 2011.

(c)		Exhibits.

Exhibit	Description
23.1	Consent of Padgett Stratemann & Co., L.L.P.

99.1	Audited Financial Statements for W.G. Ross Corp. as of and for the years ended December 31, 2010 and 2009 and the accompanying Report of Independent Auditors.

99.2	Unaudited Balance Sheet for W.G. Ross Corp. for the period ended December 31, 2010 and September 30, 2011 and Income Statement and Cash Flows for the nine months ended September 30, 2011 and 2010.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the condensed combined Statements of Operations for the nine month period ended September  30, 2011 and the fiscal year ended December 31, 2010 with respect to the acquisition of W.G. Ross Corp. C

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Date: February 29, 2012	By:	/s/David Scoglio
David Scoglio
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Padgett Stratemann & Co., L.L.P.

99.1	Audited Financial Statements for W.G. Ross Corp. as of and for the years ended December 31, 2010 and 2009 and the accompanying Report of Independent Auditors.

99.2	Unaudited Balance Sheet for W.G. Ross Corp. for the period ended December 31, 2010 and September 30, 2011 and Income Statement and Cash Flows for the nine months ended September 30, 2011 and 2010.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the condensed combined Statements of Operations for the nine month period ended September  30, 2011 and the fiscal year ended December 31, 2010 with respect to the acquisition of W.G. Ross Corp. C